Leases	12 Months Ended
Dec. 31, 2016
Leases
14.	Leases

In December 2014, the Company entered into a lease agreement, effective February 2015, to lease office space under a non-cancellable operating lease agreement that expires in January 31, 2026. For the years ended December 31, 2016 and 2015, the Company made payments of $0.2 million and $0.1 million, respectively, pursuant to this operating lease. For the period from April 1, 2014 through December 31, 2014, and the period from January 1, 2014 through March 31, 2014, the Company made no payments pursuant to this operating lease.

The minimum aggregate rental commitments as of December 31, 2016 were as follows:

($ in thousands)
2017	$194
2018	207
2019	212
2020	217
2021	222
All future years	1,489

Aggregate total	$2,541